SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549
               ___________________________________


                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
               ___________________________________



Date of Report:     March 8, 1999

Date of Earliest Event Reported:   March 8, 1999



              STIRLING COOKE BROWN HOLDINGS LIMITED

     (Exact name of registrant as specified in its charter)


     Bermuda               000-23427            Not Applicable

 (State or other    (Commission File Number)   (I.R.S. Employer
 jurisdiction of                                Identification
incorporation or                                    Number)
  organization)

                   Victoria Hall, Third Floor
                       11 Victoria Street
                    Hamilton, HM 11, Bermuda
                     (Address of principal
                       executive offices)




Registrant's telephone number, including area code:  (441) 295-7556

Item 5.    OTHER EVENTS.

     On March 8, 1999, the registrant issued the earnings release filed as Exhibit 99.1 hereto.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.


           Exhibit     Description

             99.1      Earnings Release issued March 8,
                       1999

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: March 8, 1999


                            STIRLING COOKE BROWN HOLDINGS LIMITED


                            By:  /s/ George W. Jones
                                _____________________________
                                George W. Jones
                                Chief Financial Officer
                                and Director

                          EXHIBIT INDEX

           Exhibit     Description

             99.1      Earnings Release issued March 8, 1999